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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

 Date of Report: (Date of earliest event reported): November 22, 2002 (September
                                   30, 2002)


                               CONTOUR ENERGY CO.
             (Exact name of registrant as specified in its charter)


        Delaware                     0-25214                 76-0447267
(State of Incorporation)    (Commission File Number)        (IRS Employer
                                                         Identification No.)

                            1001 McKinney, Suite 900
                              Houston, Texas 77002
              (Address of Registrant's principal executive offices)

                                 (713) 652-5200
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

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Item 5.   Other Events

       On July 15, 2002, Contour Energy Co., a Delaware corporation (the "Company"), filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code, Case No. 02-37740-H2-11. The petition was filed in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the "Bankruptcy Court"). The Company's subsidiaries, Contour Energy E&P, LLC (Case No. 02-37741-H2-11), Kelley Operating Company, Ltd. (Case No. 02-37744-H2-11), Concorde Gas Marketing, Inc. (Case No. 02-37743-H2-11),
Concorde Gas Intrastate, Inc. (Case No. 02-37742-H2-11) and Petrofunds, Inc. (Case No. 02-37745-H2-11), also filed petitions under Chapter 11 with the Bankruptcy Court on July 15, 2002.

       Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports with the Trustee. The monthly operating reports for the month ending September 30, 2002 for the Company and Contour Energy E&P, LLC are filed as exhibits hereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)    Financial Statements of Businesses Acquired.

       None.

(b)    Pro Forma Financial Information

       None.

(c)    Exhibits

       99.1 Contour Energy Co. Monthly Operating Report for the month ended September 30, 2002

       99.2 Contour Energy E&P, LLC Monthly Operating Report for the month ended September 30, 2002

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       DATED this 22nd day of November, 2002.


                                         CONTOUR ENERGY CO.


                                         By:   /s/ Rick G. Lester
                                            -----------------------------
                                             Rick G. Lester,
                                             Executive Vice President and Chief
                                             Financial Officer

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